SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          DATE OF EARLIEST REPORT
                                January 24,  2006

                        (DATE OF EARLIEST EVENT REPORTED)

                            NEW MEDIUM ENTERPRISES, INC.
         -----------------------


            (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


STATE  OR  OTHER  JURISDICTION  OF                  (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                    IDENTIFICATION)

          NEVADA                  11-3502174

       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE,  OF  REGISTRANT'S  PRINCIPAL  EXECUTIVE  OFFICES)


                          DATE OF REPORT January 24 2006
                        DATE  OF  EARLIEST  EVENT  REPORTED):

                            MAHESH  JAYANARAYAN,  CEO
                                  195  The  Vale
                                 London  W3  7QS
                            Tel:  011  44  208  746-2018
                            Fax:  011  44  208  749-8025



     Item: Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 24 , 2006, Rahul Diddi declined to stand for re-election to the Board of Directors as a director of New Medium Enterprises, Inc. and Rupert Stow was retired from his position as Chairman. Mr. Stow will remain as director. There were no disagreements between management and Messrs Diddi and Stow.

     On  January  24, 2006   Irene  Kuan  was  appointed  as  Secretary  to  the
     corporation in addition to her role as CFO and Treasurer and director.

     On February 1, 2006 Mr. Philip David was appointed as Chairman to the Board of Directors of New Medium Enterprises, Inc. Mr. Philip David was self employed from January 2001- to the present managing his investments. He is a former member of the Board of Directors of Marfin Bank, Athens, Greece (2002 to 2004). Mr. David was also on the Board of Directors of NXT, an innovator of flat panel speaker technology and products based in Huntingdon, UK, from 1997 to 2000. He served on the Board of Directors of IRI International, a Houston-based company specializing in oil drilling equipment, from 1995 to 1999. He was on the Board of Directors of Fairchild Corporation from 1986 to 2001. A retired MIT and Harvard University Professor, Philip David has been a member of the Board of Trevor Roberts School, London, UK since 1994. He has been a member of the development Committee of Westminster School since 2000.



     Exhibit: Resignation Letter from Rahul Diddi
              Resignation Letter from Rupert Stow


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







New  Medium  Enterprises,  Inc.
-------------------------------
(Registrant)
January 31, 2006

By:  /s/  Mahesh Jayaranayan
CEO



Exhibit

Janaury 28, 2006

Rupert Stow
Chairman
New Medium Enterprises, Inc.
The Vale, Acton
London, UK

     Mr.  Mahesh  Jayarayanan  CEO
     Chairman  New  Medium  Enterprises, Inc.
     The Vale
     Acton London, UK

     Subject: Resignation as per NME Board procedure for Director resignation at the end of the calendar year.

     Dear Rupert & Mahesh:

      After the Board resolutions of October 2005 of NME Inc. instituting Re-election of Directors at the end of the calendar year, I am submitting my resignation from the Board of New Medium Enterprises, Inc.

Kind Regards,

Sincerely,

 /s/ Rahul Diddi


Rupert Stow Associates
HDTV & DTV Consultants



     January 30, 2006


     New Medium Enterprises, Inc.

     Gentlemen of the Board of Directors:

     I hereby confirm my decision to retire as Chairman of the Board and remain as Director, in order to apply myself more effectively in furthering the interests of NME Inc. at this critical time in its affairs.

     As Chairman, I therefore ask you to accept this proposed resignation.

     Sincerely,

     Rupert Stow